UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 14, 2008
Commission file number 333-147542 and 333-147542-01
NISSAN AUTO LEASE TRUST 2008-A
(Issuing Entity with respect to the Notes)
NISSAN AUTO LEASING LLC II
(Depositor of the Issuing Entity and Transferor of the SUBI Certificate to the Issuing Entity)
NISSAN-INFINITI LT
(Issuer with respect to the SUBI Certificate)
(Exact name of registrants as specified in their charter)

Nissan Auto Leasing LLC II 95-4885574
Nissan-Infiniti LT 33-6226449
DELAWARE	Nissan Auto Lease Trust 2008-A 51-6597303
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

333 Commerce Street, Nashville, Tennessee	37201-1800
(Address of principal executive offices)	(Zip Code)
(Registrant’s telephone number, including area code)
(615) 625-1224
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 8.01. OTHER EVENTS.
     The registrant has filed a preliminary prospectus supplement, dated April 14, 2008, as supplemented by the supplement to preliminary prospectus supplement, dated April 14, 2008, setting forth a description of the receivables pool and the structure of $77,100,000 aggregate principal amount of the Class A-1 Asset Backed Notes, $173,000,000 aggregate principal amount of the Class A-2a Asset Backed Notes and the Class A-2b Asset Backed Notes, $225,000,000 aggregate principal amount of the Class A-3a Asset Backed Notes and the Class A-3b Asset Backed Notes, and $25,474,000 aggregate principal amount of the Class A-4 Asset Backed Notes by Nissan Auto Lease Trust 2008-A.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits
     The exhibits number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.	Description

Exhibit 5.1	Opinion of Mayer Brown LLP, dated as of April 15, 2008, as to legality
Exhibit 8.1	Opinion of Mayer Brown LLP, dated as of April 15, 2008, as to certain tax matters

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrants have duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

Date: April 15, 2008	NISSAN AUTO LEASING LLC II

	By:	/s/ Rakesh Kochhar

Name: Rakesh Kochhar
Title: Treasurer

NISSAN AUTO LEASE TRUST 2008-A

	By:	Nissan Auto Leasing LLC II, solely as
originator of Nissan Auto Lease 2008-A

	By:	/s/ Rakesh Kochhar

Name: Rakesh Kochhar
Title: Treasurer

NISSAN-INFINITI LT

	By:	Nissan Motor Acceptance Corporation,
solely as originator of Nissan-Infiniti LT

	By:	/s/ Rakesh Kochhar

Name: Rakesh Kochhar
Title: Treasurer

EXHIBIT INDEX
Item 601(a) of Regulation S-K

Exhibit No.	Description

Exhibit 5.1	Opinion of Mayer Brown LLP, dated as of April 15, 2008, as to legality
Exhibit 8.1	Opinion of Mayer Brown LLP, dated as of April 15, 2008, as to certain tax matters

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